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                                CASH TRANSACTIONS

10-874150                  CABCO TR FOR TEXACO
                           CAP 94-1

04/01/03                   Receipt of Interest on
                           Texaco Debs 8.625% 4/1/32               $2,277,000.00

04/01/03                   Funds Disbursed to
                           Holders of CABCO
                           Trust Certificates                      $2,277,000.00
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